
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                       January 15, 2002

POOL BALANCE:                                                  Month of:
                                                               December , 2001
Pool Balance, beginning of month                               $757,297,249.18

Pool Balance, end of month                                     $841,390,900.14

Pool Balance, average                                          $794,165,053.92

Required Pool Balance, end of month                            $841,390,900.14



COLLECTIONS & SERIES ALLOCATIONS                               Month of:
                                                               December , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $326,407,975.91
   Series 2001-1                                               $139,889,132.53
                                                               $466,297,108.44

Series Allocable Non-Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $  2,104,992.69
   Series 2001-1                                               $    902,139.72
                                                               $  3,007,132.41

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $ -
   Series 2001-1                                               $ -
                                                               $ -

Investment Proceeds
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $    459,711.06
   Series 2001-1                                               $    196,974.51
                                                               $    656,685.56


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                Month of:
                                                               December , 2001

1999-VFN                                                       $          0.00
Series 2000-VFN                                                $          0.00
Series 2000-1 Class A                                          $          0.00
Series 2000-1 Class B                                          $          0.00
Series 2001-1 Class A                                          $          0.00
Series 2001-1 Class B                                          $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                   First day of:
                                                               December , 2001

Series Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       70.00%
     Series 2001-1                                                       30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       90.57%
     Series 2001-1                                                       90.57%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES          Month of:
                                                               December , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $295,641,978.93
   Cert. Percentage minus Excess Cert. Percentage:             $ 30,765,996.98
                                                               $326,407,975.91
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $  1,906,583.94
   Cert. Percentage minus Excess Cert. Percentage:             $    198,408.75
                                                               $  2,104,992.69
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $126,703,705.26
   Cert. Percentage minus Excess Cert. Percentage:             $ 13,185,427.28
                                                               $139,889,132.53
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $    817,107.40
   Cert. Percentage minus Excess Cert. Percentage:             $     85,032.32
                                                               $    902,139.72


                                                               Paid on:
MONTHLY DISTRIBUTIONS                                          January 15, 2002

Principal Distributions to Investors
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $ -
     Series 2000-1 Class B                                     $ -
     Series 2001-1 Class A                                     $ -
     Series 2001-1 Class B                                     $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                           $          0.00000000
     Series 2000-VFN                                           $          0.00000000
     Series 2000-1 Class A                                     $          0.00000000
     Series 2000-1 Class B                                     $          0.00000000
     Series 2001-1 Class A                                     $          0.00000000
     Series 2001-1 Class B                                     $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                           $     18,487.50
     Series 2000-VFN                                           $     12,750.00
     Series 2000-1 Class A                                     $  1,056,717.29
     Series 2000-1 Class B                                     $    102,034.91
     Series 2001-1 Class A                                     $    451,996.83
     Series 2001-1 Class B                                     $     43,829.87

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $          1.63578528
     Series 2000-1 Class B                                     $          1.88953528
     Series 2001-1 Class A                                     $          1.63175750
     Series 2001-1 Class B                                     $          1.90564639

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $    400,731.82
     Series 2001-1                                             $    171,742.21

Reserve Fund Deposit Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                  Paid on:
                                                               January 15, 2002

Investor Default Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Previously waived servicing fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Collections Released to Cert. during Collection Period         $466,580,549.51

Excess Distributed to Cert. on Payment Date                    $  1,122,086.48


FUNDED AND INVESTED AMOUNTS:                                   Last day of:
                                                               December , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                          $600,000,000.00
Incremental Funded Amounts (Cumulative)                        $185,000,000.00
Principal Distributed to Investors (Cumulative)                $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                          $150,000,000.00
Incremental Funded Amounts (Cumulative)                        $          0.00
Principal Distributed to Investors (Cumulative)                $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $646,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $166,332,835.13
   Invested Amount                                             $479,667,164.87

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $277,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $ 71,285,500.77
   Invested Amount                                             $205,714,499.23

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 23,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                    As of:
                                                               January 15, 2002

Series 1999-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-1
   Reserve Fund Balance                                        $  3,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $646,000,000.00
   Outstanding Principal Balance, Class B                      $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                        $  1,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $277,000,000.00
   Outstanding Principal Balance, Class B                      $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                          Last day of:
     To be used in the following month's computations.         December , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                             $ 88,964,315.85
     Finance Hold Receivables (for Credit Reasons Only)        $  6,547,449.60
     Delayed Payment Program                                   $    133,287.87

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                             $210,347,725.04
     Finance Hold Receivables                                  $          0.00
     Delayed Payment Program                                   $ 16,827,818.00

Total Excess Receivables                                       $  6,547,449.60

Overconcentration Amount                                       $  5,935,289.21

Ineligible Amount                                              $          0.00

Trust Incremental Subordinated Amount                          $ 12,482,738.81



POOL SERIES SUBORDINATED AMOUNTS                               As of:
                                                               December 31, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $  8,900,624.80
     Series 2001-1                                             $  3,814,553.49

Required Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 55,347,907.60
     Series 2001-1                                             $ 23,720,531.83

Available Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 55,347,907.60
     Series 2001-1                                             $ 23,720,531.83


CHARGE OFFS                                                    For Month of:
                                                               December , 2001

Defaulted Receivables                                          $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Deficiency Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Required Draw Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                 As of:
                                                               January 15, 2002

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                            As of:
                                                               January 15, 2002

Series 1999-VFN Estimated                                                 2.0700000%
Series 2000-VFN Estimated                                                 2.0700000%
Series 2000-1 Class A                                                     1.9550000%
Series 2000-1 Class B                                                     2.2700000%
Series 2001-1 Class A                                                     1.9500000%
Series 2001-1 Class B                                                     2.2900000%

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